UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2019

Genesee & Wyoming Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Avenue Darien, Connecticut	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 202-8900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GWR	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on July 1, 2019, Genesee & Wyoming Inc. (“G&W”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DJP XX, LLC, a Delaware limited liability company (“Parent”), and MKM XXII Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on December 30, 2019 (the “Closing Date”), Merger Sub merged with and into G&W (the “Merger”). As a result of the Merger, G&W became a wholly owned subsidiary of Parent.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Item 5.01 is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), each share of G&W’s common stock (other than shares held by G&W (including shares held in treasury), Parent or any of their wholly-owned subsidiaries) was converted into the right to receive $112.00 in cash, without interest (the “Merger Consideration”). Pursuant to the Merger Agreement, at the Effective Time, each outstanding G&W equity award, whether vested or unvested, was cancelled in exchange for cash based on the Merger Consideration less, in the case of a stock option, the per share exercise price.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to G&W’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 1, 2019, and is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 3.01.

In connection with the completion of the Merger, G&W notified the New York Stock Exchange (the “NYSE”) on the Closing Date that a certificate of merger was filed with the Secretary of State of the State of Delaware and that, at the Effective Time, each outstanding share of G&W’s common stock was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement as described under Item 2.01. G&W requested that the NYSE delist its common stock and, as a result, trading of G&W’s common stock was suspended prior to the opening of the NYSE on the Closing Date. G&W also requested that the NYSE file a Form 25 with the SEC notifying the SEC of the delisting of G&W’s common stock and the withdrawal of registration of G&W’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the effectiveness of the Form 25, G&W intends to file with the SEC a Form 15 regarding the termination of registration of G&W’s common stock under the Exchange Act and the suspension of G&W’s reporting obligations with respect to G&W’s common stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 is incorporated by reference into this Item 3.03.

At the Effective Time, each outstanding share of G&W’s common stock was converted into the right to receive the Merger Consideration as described under Item 2.01 and each holder of G&W’s common stock immediately prior to the Effective Time ceased to have any rights as a stockholder of G&W (other than the right to receive the Merger Consideration).

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of G&W occurred and G&W became a wholly owned subsidiary of Parent.

The total amount of funds used to consummate the Merger (including the funds required to be paid to G&W’s stockholders and the holders of G&W equity awards due to them under the Merger Agreement) and to repay certain debt of G&W was approximately $8.4 billion, which amount was funded through a combination of equity and debt financing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 5.02.

In connection with the completion of the Merger (and not as a result of any disagreement with G&W), at the Effective Time, each of G&W’s directors immediately prior to the Effective Time ceased to be directors of G&W. In accordance with the terms of the Merger Agreement, immediately following the Effective Time, the directors of Merger Sub immediately prior to the Effective Time, which consisted of Brian Baker, Luis Barreto, Frederick Day, Helen Newell, and Alex Greenbaum, became the directors of G&W.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 5.03.

At the Effective Time, the certificate of incorporation of G&W, as in effect immediately prior to the Effective Time, was amended and restated to be in the form of the certificate of incorporation attached hereto as Exhibit 3.1, which is incorporated by reference into this Item 5.03.

At the Effective Time, the by-laws of Merger Sub, as in effect immediately prior to the Effective Time, became the by-laws of G&W as the surviving corporation in the Merger, except that all references to Merger Sub were replaced with references to the name of G&W. Immediately following the Effective Time, the by-laws of the surviving corporation were further amended and restated in their entirety and are attached hereto as Exhibit 3.2, which is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On the Closing Date, G&W issued a press release announcing the consummation of the Merger. A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 1, 2019, by and among Genesee & Wyoming Inc., DJP XX, LLC and MKM XXII Corp. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed with the SEC on July 1, 2019).

3.1	Amended and Restated Certificate of Incorporation of Genesee & Wyoming Inc.

3.2	Amended and Restated By-laws of Genesee & Wyoming Inc.

99.1	Press Release, dated December 30, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

Date: December 30, 2019	By:	/s/ Allison M. Fergus
	Name:	Allison M. Fergus
	Title:	General Counsel